COMMITMENTS AND CONTINGENT LIABILITIES	6 Months Ended
Jun. 30, 2015
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 5:	COMMITMENTS AND CONTINGENT LIABILITIES

a.
Sapiens Technologies (1982) Ltd. (“Sapiens Technologies”), a subsidiary incorporated in Israel, was partially financed under programs sponsored by the Office of Chief Scientist of the Ministry of Economy of the State of Israel (“OCS”) for the support of certain research and development activities conducted in Israel.

In exchange for participation in the programs by the OCS, the Company agreed to pay 3%-3.5% of total net consolidated license and maintenance revenue and 0.35% of the net consolidated consulting services revenue related to the software developed within the framework of these programs based on an understanding with the OCS reached in January 2012.

The royalties will be paid up to a maximum amount equaling 100%-150% of the grants provided by the OCS, linked to the dollar, and for grants received after January 1, 1999, bear annual interest at a rate based on LIBOR.

Royalties' expenses amounted to $271 and $273 in the six months ended June 30, 2014, and 2015, respectively, and are included in cost of revenues.

As of June 30, 2015, the Company had a contingent liability to pay royalties of approximately $7,362.

b.
The Company has provided bank guarantees in the amount of $ 1,162 as security for the rent to be paid for its leased offices. The lease is valid for approximately two and a half years ending in February 2016. As of June 30, 2015, the Company had restricted bank deposits of $ 501 in favor of the bank guarantees.

As of June 30, 2015, the Company has provided bank guarantees in the amount of $196 as security for the performance of various contracts with customers and suppliers.

In order to secure a credit line for one of Sapiens' subsidiaries, the Company has created a general floating pledge on that subsidiary's assets in favor of the bank providing the line of credit.

c.
Following the filing of our Annual Report on Form 20-F for 2014, on August 27, 2015, one of our wholly-owned subsidiaries was summoned to a hearing at a court in Amsterdam in connection with a claim initiated against it by one of its customers.

Although the software system provided by our subsidiary has been used by the customer since 2008, the customer now claims that the software system furnished to the customer did not comply with the requirements of the customer and that our subsidiary failed to correct errors in the software systems in accordance with the service level agreement between the parties. The remedies sought by the customer are (i) termination of all contracts with our subsidiary and (ii) refund of all amounts paid by the customer to our subsidiary under the foregoing contracts plus damages in an aggregate amount of approximately €21.5 million.

As of the date of this prospectus, we are examining together with our advisors the foregoing claim, the obligations of our subsidiary under the contracts with the customer (including limitations on liability thereunder) and the availability of insurance coverage with respect to the claim.  We have included in our financial statements a provision which reflects our current estimate of the outcome of the foregoing claim.